(PHOTO)

--------------------------------------------------------------------------------
                             ARTISAN SMALL CAP FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                       JULY 1999

Thank you for investing in Artisan Small Cap Fund. We are pleased to present this update for the year's second quarter.

It was a quarter that finally saw renewed interest in a broader range of small-caps after an eighteen-month obsession by the markets with high-growth, high-P/E technology and Internet stocks.

Inside we discuss the Fund's performance, our near-term outlook and several new holdings, each of which was unearthed by Marina Carlson, our new co-manager.

Also, we briefly discuss our efforts involving the Year 2000 (Y2K) issue.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            SECOND QUARTER OVERVIEW
                            -----------------------

Artisan Small Cap Fund advanced 12.8% for the quarter, while our benchmark index, the Russell 2000, gained 15.6%.

We're pleased to note that this quarter was the first in a year and a half that small-caps outperformed large-caps, as measured against the performance of the S&P 500.<F1>

The rebound in small-caps began in mid-April. Certain commodities and Asian economies apparently bottomed and then strengthened causing an up-tick in interest rates over fears of a Fed tightening. Investors reacted, taking profits in tech and Internet companies.

The market was so narrowly invested in this small group of stocks, that redirecting the capital elsewhere benefited small-caps, which had been hurt by a lack of liquidity.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
--------------------------------------------------------------------------------
                         FOR THE PERIODS ENDED 6/30/99

                                 One Year             Since Inception (3/28/95)
                                 --------             -------------------------
Artisan Small Cap Fund            -17.01%                       11.11%
Russell 2000 Index                  1.50%                       15.79%
Lipper Small Cap Index              1.92%                       14.38%

                      ------------------------------------

As we mentioned on the cover, the new holdings below result from Marina Carlson's research. Though we believe each represents a solid business with the potential for above-average growth, short-term issues may have prevented the market from recognizing this value, thus presenting us with buying opportunities.

                                       1
                               INVESTMENT PROFILE
                              -------------------
                              SHOPKO STORES, INC.

SHOPKO, a specialty discount retailer, operates 158 stores in the Midwest, Mountain and Pacific Northwest regions. Also, it operates ProVantage, a rapidly growing health benefit management unit.

The company has successfully responded to the highly competitive general merchandise retail environment and industry consolidation with a merchandising strategy

                              TOP 10 HOLDINGS<F3>
                              -------------------

------------------------------------------------------------------------------
COMPANY                                                                     %
------------------------------------------------------------------------------
HEALTHCARE FINANCIAL PARTNERS REIT...Healthcare related real
  estate investments (144A)                                              2.4%
CEC ENTERTAINMENT...Chuck E. Cheese restaurants                          2.0%
WILD OATS MARKETS...Natural food supermarkets                            2.0%
APTARGROUP...Pumps, valves and closures for consumer packaging           2.0%
COMMUNITY FIRST BANKSHARES...North Dakota based bank holding company     1.8%
PENTON MEDIA...Trade-shows and publications                              1.7%
SHOPKO STORES...Specialty discount retailer                              1.6%
MORRISON HEALTH CARE...Food services to healthcare institutions          1.6%
CHOICEPOINT...Risk management services to the insurance industry         1.6%
MIDWEST EXPRESS HOLDINGS...Milwaukee-based regional airline              1.5%
------------------------------------------------------------------------------
TOTAL                                                                   18.2%
==============================================================================

                         ------------------------------
                              SHOPKO STORES, INC.

catering to aging baby boomers. In addition, it is adding new stores and converting acquisitions, moves we believe will boost earnings growth.
ShopKo is taking advantage of the accelerating sales of ProVantage. It is selling 30% of ProVantage in a stock offering and using the proceeds to expand its more profitable retail operations. We believe the IPO will serve as a catalyst to make Shopko's value more apparent to the market.<F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                             BURR BROWN CORPORATION

We've been looking for ways to participate in growth of wireless telecom and digital consumer electronics. Because companies like Motorola are too big for us, we focus on segments such as component suppliers. BURR BROWN is a good example.

The company is known for its high-performance analog and mixed-signal integrated circuits used to process and transmit analog data signals before they're converted to digital signals. This proprietary technology provides a highly profitable and stable growth rate that limits its exposure to cyclical trends.

Burr Brown is leveraging its analog expertise and becoming an important supplier of application specific standard products or ASSPs. We believe that developing these highly integrated solutions offers stronger growth than their traditional products.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                               DEXTER CORPORATION

DEXTER is an example of a company becoming more focused on increasing profitability that we believe is undervalued in the public market and very undervalued on an asset basis.

The company is organized into three operating segments: Life Sciences, Nonwovens and Specialty Polymers, supplying specialty materials for food packaging, aerospace, electronics markets and medical markets. It recently sold several under-performing businesses to focus on its specialized, higher margin, faster growing businesses.

We project Dexter's earnings to grow at 15 to 20% annually with holdings such as Life Technologies (LTEK) making a significant contribution to earnings. Dexter owns 70% of LTEK, the largest manufacturer of consumable products to grow and study cells. They sell to universities, and pharmaceutical and biotechnology companies.<F2>

                         DIVERSIFICATION BY SECTOR<F4>
                         -----------------------------
------------------------------------------------------------------------------
SECTOR                              %     SECTOR                            %
------------------------------------------------------------------------------
BASIC MATERIALS                   7.5     HEALTHCARE                      7.9
CAPITAL GOODS                     3.2     REITS                           3.4
CONGLOMERATES                     0.0     SERVICES                       34.9
CONSUMER CYCLICAL                 0.0       BUSINESS SERVICES             9.2
CONSUMER/NON-CYCLICAL             4.0       CONSUMER SERVICES            25.7
ENERGY                            6.5     TECHNOLOGY                     21.2
FINANCIAL                         6.4     TRANSPORTATION                  3.8
                                          UTILITIES                       1.2
-----------------------------------------------------------------------------
TOTAL                                                                  100.0%
=============================================================================

                             OUR VIEW ON SMALL-CAPS
                             ----------------------
                                LOOKING FORWARD

Early this year, when small-caps were in the doldrums, we said that if the public markets don't start paying attention to these low valuations, the private market will. As reflected in our portfolio, this prediction has begun to come true. This quarter alone, we had four buyouts, each at a handsome premium to its current price. These were: Healthcare Financial Partners, Medical Manager, Richfood Holdings and Superior Services. Even with the recent rally in small-caps, we believe the stage is set for continued takeover activity.<F2>

We continue to believe that small-caps are still quite undervalued relative to large-caps. Investors who share this view may see a wonderful buying opportunity.

For us, the focus hasn't changed. We aren't going to alter our style and chase whatever is fashionable in the hope of securing short-term gains. We're still looking for above-average growth potential at what we regard as a reasonable price. We intend to maintain our focus on companies that can sustain this growth in a relatively predictable fashion. As we discussed in our April 1999 Quarterly Update, we've completed our move to increase the market-cap size of our holdings to help lessen volatility.

                                  SPECIAL NOTE
                                  ------------

Y2K. The Y2K, or Year 2000 issue, refers to concerns about the ability of computer systems to correctly identify the year starting on January 1, 2000. To avoid possible disruptions in service to our investors, Artisan Funds is teaming with our vendors and third-party partners to identify, address, and remedy areas of concern.

To date, Artisan Partners has upgraded our internal systems and hardware, and is on schedule to complete its compliance and testing objectives in the fourth quarter. Other vendors and third-party partners give us frequent updates on their progress, which we assess in light of the possible impact on our schedule.

We expect to have our process completed in the second half of the year. We'll provide you with updates on status of our efforts.

Also note that our portfolio teams evaluate Y2K as a step in our research process. We try to understand the importance information systems have and the Y2K preparedness of each company we hold or potentially may buy.

                              FUND STATISTICS<F5>
                              -------------------

          NUMBER OF HOLDINGS                                        82
          MEDIAN MARKET CAP                               $656 million
          MEDIAN GROWTH RATE                 1999E                 24%
          MEDIAN P/E                         1999E                 19X
          MEDIAN PRICE/INTRINSIC VALUE       1999E                 77%
          EQUITY DIVIDEND YIELD                                   0.3%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. AN
     INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH
     ARE DISCUSSED IN THE PROSPECTUS.   PLEASE READ IT CAREFULLY BEFORE YOU
     INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The S&P 500 is a market-weighted average of 500 large companies, with dividends reinvested. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of July 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of June 30, 1999, Burr Brown Corporation, Dexter Corporation, Healthcare Financial Partners, Medical Manager, Richfood Holdings and Superior Services represented 0.8%, 1.3%, 0.2%, 0.0%, 1.2% and 0.0% of the Fund's total net assets.

<F3> As a percentage of total net assets as of June 30, 1999.

<F4> As a percentage of total portfolio equities as of June 30, 1999.

<F5> Fund statistics are as of June 30, 1999.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------

                                                                       A9015-1

******

                                    (PHOTO)

--------------------------------------------------------------------------------
                           ARTISAN INTERNATIONAL FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                      JULY 1999

We are delighted to announce that for the period since inception (12/28/95) through 6/30/99, Artisan International Fund ranked #1 for total return among the 306 international funds tracked by Lipper Inc.

Artisan International Fund gained 4.2% for the second quarter, while its benchmark, the EAFE Index, rose 2.5%. In the three and one-half years since inception, the Fund has returned 112.83%, versus the EAFE's return of 34.65%.

Inside you'll find our analysis of the quarter's performance, a look at three portfolio holdings and our view of the international investment climate in the months ahead.

Also, we briefly discuss our efforts involving the Year 2000 (Y2K) issue.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            SECOND QUARTER OVERVIEW
                            -----------------------

The performance of the individual international markets in the second quarter confirms the value of the intensive process we employ in assembling a diversified portfolio for long-term growth.

Selected individual Asian markets such as Indonesia, Korea and Malaysia outpaced many other markets such as those in the United Kingdom, Italy, France and Germany. However, that performance must be kept in perspective and measured against the events of 1997 and 1998. As noted earlier, during the quarter our portfolio, with its emphasis in Europe, outperformed our benchmark, the EAFE Index, despite the index's heavier weighting in Asian securities.<F1>

Our strategy is to focus on individual stock selection and select companies with long-term growth prospects. We believe this approach best serves investors employing an international fund to add diversification to their portfolios.

                        --------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 6/30/99

                                                     SINCE INCEPTION
                                       ONE-YEAR         (12/28/95)
                                       ---------      --------------
          INTERNATIONAL FUND            17.38%            24.01%
          EAFE INDEX                     7.62%             8.87%
          LIPPER INT'L FUND INDEX        4.00%            11.86%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                          NORTEL NETWORKS CORPORATION

NORTEL NETWORKS, formerly Northern Telecom, is a leading global provider of telecommunications systems. The company's integrated networks carry both telephony and data. And its optical networks, enhanced by the 1998 purchase of Bay Networks, carries substantial Internet traffic throughout North America.

The company has assumed a leadership role in technological change. In this regard, we're excited about the strategic focus on "Unified Networks." These are solutions designed to unite a customer's multiple networks into a single network that can carry telephony, video and data...an effort also directed to wireless.

The company is also engaged in partnerships with Intel, Microsoft and Hewlett-Packard to integrate voice technology into computing solutions for open, unified communications.<F2>

                              TOP 10 HOLDINGS<F3>
                              -------------------
-------------------------------------------------------------------------------
COMPANY                                                                      %
-------------------------------------------------------------------------------
AT&T CANADA...Canadian telecommunications service provider                5.4%
COLT TELECOM GROUP PLC...U.K. telephone service provider for
  European corporations                                                   2.9%
SECURICOR PLC...U.K. provider of security and recruitment services        2.8%
UBS AG...Swiss-based global bank                                          2.6%
GLOBAL TELESYSTEMS GROUP...Telephone and integrated services firm
  in Bermuda                                                              2.6%
NORTEL NETWORKS CORP...Canada-based provider of global
  telecommunications systems                                              2.2%
RACAL ELECTRONICS PLC...U.K. telecommunications service provider          2.1%
TELEWEST COMMUNICATIONS PLC...Cable television provider in U.K.           2.1%
BANCA POPOLARE DI BRESCIA...Northern Italian bank                         2.1%
BCE INC...Canadian full-service telecommunications provider               1.9%
-------------------------------------------------------------------------------
TOTAL                                                                    26.7%
-------------------------------------------------------------------------------

                                       2
                               INVESTMENT PROFILE
                               ------------------
                              TAKEFUJI CORPORATION

TAKEFUJI is Japan's leading provider of consumer finance _ a market that we regard as extremely attractive. Traditionally, the Japanese haven't utilized consumer credit, even though this market has grown over the last decade. We believe, and surveys confirm, the existence of significant latent demand for small, unsecured consumer loans in Japan.

Takefuji is positioning itself to tap into that demand. In 1998 it divested its portfolio of secured loans to focus on its core business of unsecured consumer loans. Also, it's aggressively expanding its use of automated contract machines, which are similar to automated teller machines (ATM) and more efficient than fully-staffed branch offices.

We expect Takefuji's earnings to grow over the next two to three years because of these strategic efforts. We believe Takefuji is a reasonably priced growth company with a stock price that does not adequately reflect the company's current profitability or potential.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                                 GROUPE DANONE

GROUPE DANONE is the largest food manufacturer in France, and the third largest food group in Europe. It also has a significant presence in the U.S. with Dannon yogurt and Evian bottled water enjoying national distribution.

Its three major divisions are fresh dairy, biscuits and mineral water. Their brands enjoy strong market share,

                         ------------------------------
                                 GROUPE DANONE

with yogurt claiming #1 or #2 share in most of its markets. And sales of Danone's waters are growing about 20% in Europe and 30% in China.

Strategically, the company has chosen to focus on these three core divisions, while shedding its lower margin divisions, containers, grocery and, perhaps, brewing. Danone also plans to increase marketing activities, emphasizing brand awareness, and to significantly expand its international presence. We expect these factors _ and a continued rebound in European consumer spending _ to lead to strong expansion of sales and earnings in coming years.<F2>

                         REGION/COUNTRY ALLOCATION<F3>
                         -----------------------------
-------------------------------------------------------------------------------
EUROPE                          67.0%     ASIA/PACIFIC                    8.5%
-------------------------------------------------------------------------------
UNITED KINGDOM                   21.2     JAPAN                            4.9
FRANCE                            8.2     AUSTRALIA                        2.4
SWITZERLAND                       7.8     SINGAPORE                        0.8
ITALY                             7.7     NEW ZEALAND                      0.4
NETHERLANDS                       6.0     ------------------------------------
GERMANY                           5.5     LATIN AMERICA                   5.9%
SWEDEN                            3.6     ------------------------------------
SPAIN                             2.7     BRAZIL                           3.6
FINLAND                           2.2     MEXICO                           2.3
AUSTRIA                           0.7     ------------------------------------
NORWAY                            0.4     NORTH AMERICA                  15.8%
IRELAND                           0.3     ------------------------------------
PORTUGAL                          0.3     CANADA                          13.2
LUXEMBOURG                        0.2     BERMUDA                          2.6
DENMARK                           0.1     ------------------------------------
POLAND                            0.1     CASH                            2.8%
                                          ------------------------------------

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

The gains posted recently by selected Asian markets, such as those in Indonesia, Korea and Malaysia have not escaped our attention. And while our exposure to Asia increased during the quarter, our process continues to lead us primarily to European companies.

As you know, our investment strategy focuses on stock selection. We look for companies we believe are positioned for strong, sustainable growth in countries where the economic and market conditions provide attractive valuations.

The structural changes occurring in Europe make us upbeat about the region's long-term prospects. Its current economic environment - low inflation, low interest rates and improving consumer confidence - are positives for equities.

We've held significant positions in Asia before and probably will again. We'll become more "aggressive" in Asia when we are convinced the economies can support the sustained growth we seek as long-term investors.

                                 SPECIAL NOTES
                                 -------------

PORTFOLIO. MetroNet Communications, a Top 10 holding since 1/98 and our largest holding since 12/98, is now known as AT&T Canada, Inc. This change reflects AT&T's recent purchase which we discussed in our April 1999 Quarterly Update.

                           -------------------------

Y2K. The Y2K, or Year 2000 issue, refers to concerns about the ability of computer systems to correctly identify the year starting on January 1, 2000. To avoid possible disruptions in service to our investors, Artisan Funds is teaming with our vendors and third-party partners to identify, address, and remedy areas of concern.

To date, Artisan Partners has upgraded our internal systems and hardware, and is on schedule to complete its compliance and testing objectives in the fourth quarter. Other vendors and third-party partners give us frequent updates on their progress, which we assess in light of the possible impact on our schedule. We expect to have our process completed in the second half of the year. We'll provide you with updates on status of our efforts.

Also note that our portfolio teams evaluate Y2K as a step in our research process. We try to understand the importance information systems have and the Y2K preparedness of each company we hold or potentially may buy.

                              FUND STATISTICS<F4>
                              -------------------

          NUMBER OF HOLDINGS                                       110
          WEIGHTED AVERAGE MARKET CAP                    $17.6 billion
          WEIGHTED AVERAGE
          GROWTH RATE                       1999E                15.6%
          WEIGHTED AVERAGE P/E              1999E                  25X

                                     NOTES
                                     -----

<F1> PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Morgan Stanley Capital International EAFE Index (EAFE) is unmanaged and includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of July 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of June 30, 1999, Takefuji Corporation and Groupe Danone represented 1.1% and 1.3% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of June 30, 1999.

<F4> Fund statistics are as of June 30, 1999.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------

                                                                         A9015-3

******

                                    (PHOTO)

--------------------------------------------------------------------------------
                              ARTISAN MID CAP FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                     JULY 1999

Thank you for investing in Artisan Mid Cap Fund. We are pleased to provide you with this update for the second quarter of 1999.

Artisan Mid Cap Fund gained 15.6% for the quarter, while its benchmark index, the S&P 400 MidCap Index, rose 14.2%. In the two years since inception, the Fund has a total return of 98.39% versus its index's gain of 48.55%.

Inside you'll find a review of the quarter's events, a look at some recent investments and our outlook for the economy and equity markets.

Also, we briefly discuss our efforts involving the Year 2000 (Y2K) issue.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            SECOND QUARTER OVERVIEW
                            -----------------------

The quarter opened with markets continuing an infatuation with high growth, high P/E technology and Internet stocks. But that fixation began to cool in mid-April, when renewed U.S. profit growth, reviving economies abroad and the prospect of a Fed tightening combined to produce a dramatic market rotation.

Some investors redirected money into a broader range of mid-cap and small-cap securities, which offered much more reasonable valuations. Many of the companies that attracted new interest were those in economically-sensitive industries.

Our shareholders benefited from our fundamental approach. Our commitment to companies with solid franchises, accelerating trends and reasonable valuations provided returns above our index for the quarter.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
--------------------------------------------------------------------------------
                         FOR THE PERIODS ENDED 6/30/99

                                                    SINCE INCEPTION
                                         ONE-YEAR      (6/27/97)
                                         --------      ---------
          MID CAP FUND                    35.82%         40.59%
          S&P 400 MIDCAP INDEX            17.18%         21.75%
          LIPPER MID CAP FUND INDEX       13.61%         17.84%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                                   CONVERGYS

CONVERGYS is a recent spin-off from Cincinnati Bell. It is the largest international provider of both telecom billing and teleservices.

The company operates in two industry segments. The Information Management Group
(IMG) provides billing and customer care systems primarily for the communications, cable and broadband services industries. The Customer Management Group (CMG) provides a full range of outsourced marketing and customer service solutions to large companies.

Both IMG and CMG are leaders in their respective industries and have maintained this position through a combination of internal growth and strategic acquisitions.

                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                     %
--------------------------------------------------------------------------------
AMERICAN POWER CONVERSION...Uninterruptible power supplies               5.0%
SYBRON INTERNATIONAL CORP...Consolidator in the dental supply and
  dental lab industry                                                    2.9%
METTLER-TOLEDO...Leader in precision weighing instruments                2.8%
SUNGARD DATA SYSTEMS...Recordkeeping software and systems for
  investment management                                                  2.6%
UNIVERSAL FOODS CORPORATION...Provider of flavor and coloring
  products for food processing market                                    2.6%
ZEBRA TECHNOLOGIES CORP...Thermal bar code printer manufacturer          2.4%
CHARTER ONE FINANCIAL...Full service banking operation                   2.4%
MILLIPORE CORPORATION...Manufactures products for analysis
  and purification of fluids                                             2.4%
OMNIPOINT CORPORATION...Manufactures digital communication products
  and services                                                           2.4%
SPX CORPORATION...Diversified industrial electrical systems              2.3%
------------------------------------------------------------------------------
TOTAL                                                                   27.8%
==============================================================================

                        -------------------------------
                                   CONVERGYS

We were able to purchase the stock at what we consider a discount, in part because several Cincinnati Bell investors who inherited positions at the spin-off sold their positions due to capitalization size issues. They were required or preferred to invest only in large-cap companies.

We believe Convergys is emerging as one of the three to four high-end integrated providers of telecom, data and utilities billing and customer relationship management. In our opinion, their valuation is only now beginning to reflect the company's potential for expanding internationally beyond its domestic base.<F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                              NATIONAL INSTRUMENTS

NATIONAL INSTRUMENTS (NATI) is a leading developer of software and hardware added to personal computers to build instruments for test & measurement and industrial automation applications.

These instruments measure and track electrical and physical phenomena and are critically important in science, engineering and manufacturing. They traditionally have been proprietary products with fixed functions. NATI devised software and hardware to combine with a PC to create a flexible, powerful "virtual" instrument for less cost.

We believe that "virtual" instruments may dominate the test & measurement and industrial automation applications markets, and that NATI could turn out to

                         ------------------------------
                              NATIONAL INSTRUMENTS

be the leading provider. We bought NATI at what we consider a discount because of weakness in its core market and its challenge in penetrating the hardware instrument market with a software-driven "virtual" instrument.<F2>

                         DIVERSIFICATION BY SECTOR<F4>
                         -----------------------------
-------------------------------------------------------------------------------
SECTOR                              %     SECTOR                            %
-------------------------------------------------------------------------------
BASIC MATERIALS                   5.5     HEALTHCARE                      5.6
CAPITAL GOODS                     7.8     REITS/PROPERTY                  2.3
CONGLOMERATES                     1.3     SERVICES                       21.7
CONSUMER CYCLICAL                 5.2     TECHNOLOGY                     19.1
CONSUMER/NON-CYCLICAL             4.7     TELECOMMUNICATIONS              9.4
ENERGY                            5.4     TRANSPORTATION                  1.3
FINANCIAL                        10.2     UTILITIES                       0.5
-------------------------------------------------------------------------------
TOTAL                                                                  100.0%
-------------------------------------------------------------------------------

                          MARKET CAP DISTRIBUTION<F4>
                          ---------------------------
------------------------------------------------------------------------------
     MARKET CAP                   MID CAP FUND                    S&P 400
  (IN $ BILLIONS)                     (%)                           (%)
------------------------------------------------------------------------------
    $0.0 to 0.5                       3.3                           0.9
     0.5 to 1.0                      16.3                           5.7
     1.0 to 2.0                      20.3                          23.2
     2.0 to 3.0                      19.9                          20.7
     3.0 to 4.0                      13.9                          17.4
     4.0 to 5.0                      11.8                          10.0
     5.0 to 6.0                       4.1                           7.8
     6.0 to 7.0                       3.3                           3.5
     7.0 to 8.0                       0.0                           1.6
        8.0+                          7.1                           9.2
-----------------------------------------------------------------------------
TOTAL                               100.0%                        100.0%
-----------------------------------------------------------------------------

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

We anticipate that small- and mid-cap securities will keep on attracting favorable attention from investors. Therefore, we'll continue to do what we do best, focus on a disciplined process that we believe will give us opportunities for long-term capital growth.

We'll avoid securities that don't fit our evaluation process, especially ones that are not selling below our estimate of their intrinsic value. Many Internet offerings reside in this group.

However, we continue to monitor the changes technology is bringing to the world economy and are making investments when they fit our strategy. In the first quarter, for example, we initiated positions in companies that give us exposure to wireless telecom, Internet access and Internet infrastructure.

We're also looking at the unfolding landscape in the utilities sector, especially water, natural gas and electricity providers. The deregulation movement of these basic services is creating competition with the potential of compelling investment opportunities.

In the end, though, we don't play themes but look for individual opportunities. We'll continue to pursue medium-sized companies with strong franchises, accelerating trends and reasonable stock valuations.

                                  SPECIAL NOTE
                                  ------------

Y2K. The Y2K, or Year 2000 issue, refers to concerns about the ability of computer systems to correctly identify the year starting on January 1, 2000. To avoid possible disruptions in service to our investors, Artisan Funds is teaming with our vendors and third-party partners to identify, address, and remedy areas of concern.

To date, Artisan Partners has upgraded our internal systems and hardware, and is on schedule to complete its compliance and testing objectives in the fourth quarter. Other vendors and third-party partners give us frequent updates on their progress, which we assess in light of the possible impact on our schedule.

We expect to have our process completed in the second half of the year. We'll provide you with updates on status of our efforts.

Also note that our portfolio teams evaluate Y2K as a step in our research process. We try to understand the importance information systems have and the Y2K preparedness of each company we hold or potentially may buy.

                              FUND STATISTICS<F5>
                              -------------------
          NUMBER OF HOLDINGS                                        60
          MEDIAN MARKET CAP                               $2.3 billion
          WEIGHTED AVG. GROWTH RATE          1999E               11.4%
          WEIGHTED AVERAGE P/E               1999E               12.5X
          MEDIAN PRICE/INTRINSIC VALUE       1999E                 76%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The S&P 400 MidCap Index is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset weighted return of the 30 largest mid-cap funds, with dividends reinvested. The Artisan Mid Cap Fund was reimbursed for expenses in excess of 2.00% of its average net assets, which may have had a material effect on the Fund's total return. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of July 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of June 30, 1999, Convergys and National Instruments represented 2.0% and 1.4% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of June 30, 1999.

<F4> As a percentage of total portfolio equities as of June 30, 1999.

<F5> Fund statistics are as of June 30, 1999.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------
                                                                         A9015-2

******

                                    (PHOTO)

--------------------------------------------------------------------------------
                          ARTISAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                     JULY 1999

Thank you for investing in Artisan Small Cap Value Fund. We are pleased to present this update for the second quarter of 1999.

Artisan Small Cap Value Fund rose 21.4% for the quarter, while our performance benchmark, the Russell 2000 Value Index, gained 16.6%.

Inside we discuss the Fund's performance during the quarter, some recent portfolio additions, and areas where we believe we'll find opportunities in the quarter ahead.

Also, we briefly discuss our efforts involving the Year 2000 (Y2K) issue.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            SECOND QUARTER OVERVIEW
                            -----------------------

It was a quarter that treated small-cap investors and value investors extremely well. In mid-April, the market experienced a rotation that benefited small-cap investors, as investors reallocated money from high-growth, high-P/E technology and Internet stocks to smaller companies with more reasonable valuations.

Our shareholders were rewarded as we remained true to our strategy of seeking individual companies that we believe the market has discounted. We think our patience will be rewarded even more because the valuation imbalance, in our opinion, continues to persist. If investors continue to fear higher interest rates, they may continue to exit highly valued securities which could provide more liquidity for small-cap and value investors.

Rather than ride short-term trends in the economy or securities markets, we'll maintain our focus on long-term capital growth.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
--------------------------------------------------------------------------------
                         FOR THE PERIODS ENDED 6/30/99


                                                    SINCE INCEPTION
                                         ONE-YEAR      (9/29/97)
                                         --------    --------------
          SMALL CAP VALUE FUND            -0.99%         6.99%
          RUSSELL 2000 VALUE INDEX        -5.72%         0.36%
          LIPER SMALL CAP FUND INDEX      1.92%          1.50%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                                   ARCTIC CAT

Arctic Cat manufactures and markets recreational products...snowmobiles, personal watercraft and all-terrain vehicles. The company's product line-up is solid, and its market shares are good.

However, Arctic Cat has faced sales challenges recently. There's been too little snow in a number of critical markets for snowmobiles; and in personal watercraft, new competitors entered the nearly saturated market. Additionally, many states proposed or considered personal watercraft usage restrictions on their lakes.

Understandably, investors lost interest in the stock, which was recently off about 50% from its 1996 high. But our

                              TOP 10 HOLDINGS<F3>
                              -------------------
-------------------------------------------------------------------------------
COMPANY                                                                      %
-------------------------------------------------------------------------------
MUELLER INDUSTRIES...Manufacturer/distributor of plumbing supplies        2.9%
HILB, ROGAL & HAMILTON...Insurance broker                                 2.7%
GLEASON CORPORATION...Gear manufacturing equipment producer               2.6%
EMCOR GROUP...Mechanical and electrical contractor                        2.4%
STEWART INFORMATION SERVICES CORPORATION...Title insurer                  2.3%
LONE STAR INDUSTRIES...Cement and ready mix concrete                      2.2%
WHITE MOUNTAINS INSURANCE GROUP...Property and casualty insurance         2.2%
MIDAS INC...Retail automotive services                                    2.2%
GIANT CEMENT HOLDING, INC...Cement and ready mix concrete                 2.2%
ACCEPTANCE INSURANCE COMPANIES...Crop insurance                           2.1%
-------------------------------------------------------------------------------
TOTAL                                                                    23.8%
===============================================================================

                         ------------------------------
                                   ARCTIC CAT

research indicated the company was a bargain. It has a valuable franchise with no debt, and ample free cash it's using to buy back shares. We believe its earnings picture could easily improve.<F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                 GUILFORD MILLS

Guilford Mills makes synthetic fabrics for auto seat covers, intimate apparel, swimwear, sheets and towels. Historically, Guilford has earned some of the highest returns in the textile industry.

The company is experiencing sales momentum in its automotive, swimwear and shapewear segments. However, overall sales have declined because imported fabrics continue to capture sales from its commodity-oriented fabrics, such as linings. Sales have also declined due to delays in a repositioning in its home fashions.

We believe the company is well positioned to take advantage of consolidation in the fabric industry because of its economies of scale relative to its competition and its strong balance sheet. We anticipate its apparel fabrics segment will rebound if the trend in Asian consumer demand continues to improve.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                                      UGI

UGI is a company that we consider to be an "asset" story. It owns electric and gas utilities in Eastern Pennsylvania, as well as controlling interest in Amerigas L.P., a propane distributor.

In the fall of 1998, UGI proposed a restructuring that included selling its utilities, cutting its dividend and acquiring a highly leveraged paper company. The plan was not implemented and investors bid the price of shares down.

We estimate that our initial purchase price was well below net asset value. UGI continues to consider several strategic options such as a sale of assets or a split up. For now, the company's holdings all produce good cash flows, which help support what we consider an attractive dividend.<F2>

                         DIVERSIFICATION BY SECTOR<F4>
                         -----------------------------
--------------------------------------------------------------------------------
BASIC MATERIALS                  15.4     HEALTHCARE                       1.1
CAPITAL GOODS                    15.0     REITS                            2.3
CONGLOMERATES                     0.0     SERVICES                        14.0
CONSUMER CYCLICAL                10.5     TECHNOLOGY                       8.0
CONSUMER/NON-CYCLICAL             1.5     TRANSPORTATION                   2.1
ENERGY                            5.6     UTILITIES                        1.7
FINANCIAL                        22.8
--------------------------------------------------------------------------------
TOTAL                                                                   100.0%
================================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

We believe the rotation set in motion during the first quarter was based on sound thinking: a combination of strengthening small company profits, the beginning of an economic revival in Asia, fear of a Fed tightening and a reassessment of highly-valued stocks.

We are convinced that small-caps, especially small-cap value securities, remain quite undervalued relative to large-caps. Therefore, in our opinion, the rotation could go on. We'll continue to look for bargains - not within any particular sectors or broad economic themes, but in areas where we find pockets of opportunity. Among those we consider attractive are:

INFORMATION TECHNOLOGY CONSULTING COMPANIES. These stocks have come under pressure as spending on Y2K and other projects has slowed.

TEXTILE APPAREL. Along with Guilford Mills, profiled earlier, we started a position in Delta Woodside, maker of Duck Head clothing.<F2>

AEROSPACE SUPPLIERS. There's currently a down cycle in airline construction rates. So earnings worries have weakened these stocks, as production levels are cut back.

REINSURANCE PROVIDERS. While the entire insurance industry has been in the doldrums since last year, reinsurers have been hit especially hard because of huge capacity and intense competitive pricing.

                                  SPECIAL NOTE
                                  ------------

Y2K. The Y2K, or Year 2000 issue, refers to concerns about the ability of computer systems to correctly identify the year starting on January 1, 2000. To avoid possible disruptions in service to our investors, Artisan Funds is teaming with our vendors and third-party partners to identify, address, and remedy areas of concern.

To date, Artisan Partners has upgraded our internal systems and hardware, and is on schedule to complete its compliance and testing objectives in the fourth quarter. Other vendors and third-party partners give us frequent updates on their progress, which we assess in light of the possible impact on our schedule.

We expect to have our process completed in the second half of the year. We'll provide you with updates on status of our efforts.

Also note that our portfolio teams evaluate Y2K as a step in our research process. We try to understand the importance information systems have and the Y2K preparedness of each company we hold or potentially may buy.

                              FUND STATISTICS<F5>
                              -------------------
          NUMBER OF HOLDINGS                                      78
          MEDIAN MARKET CAP                             $242 million
          WEIGHTED AVG. MARKET CAP                      $367 million
          MEDIAN PRICE/BOOK VALUE                               1.3X
          MEDIAN P/E                         1999E               12X
          EQUITY DIVIDEND YIELD                                 1.1%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT
     GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of July 1, 1999. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of June 30, 1999, Arctic Cat, Guilford Mills, UGI and Delta Woodside represented 1.6%, 1.1%, 1.7% and 0.4% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of June 30, 1999.

<F4> As a percentage of total portfolio equities as of June 30, 1999.

<F5> Fund statistics are as of June 30, 1999.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

                                 --------------
                                 1-800-344-1770
                                 --------------
                                                                         A9015-4